                    THE DOW INDUSTRIALS(SM) ("DIAMONDS")(SM)

                            DIAMONDS TRUST, SERIES 1

                            A UNIT INVESTMENT TRUST

                                 ANNUAL REPORT

                                OCTOBER 31, 2006

"Dow Jones Industrial Average", "DJIA", "Dow Jones", "The Dow", "THE DOW INDUSTRIALS", and "DIAMONDS" are trademarks and service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by PDR Services LLC, the American Stock Exchange LLC, and State Street Global Markets, LLC pursuant to a License Agreement with Dow Jones. The Trust, based on the DJIA, is not sponsored, endorsed, sold, or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Trust.

DIAMONDS TRUST, SERIES 1
TRUST OVERVIEW
--------------------------------------------------------------------------------

OBJECTIVE:
To provide investment results that, before expenses, generally correspond to the price and yield performance of the Dow Jones Industrial Average.

STRATEGY:
The Trust's holdings are comprised of the 30 stocks in the Dow Jones Industrial Average, which is designed to capture the price performance of 30 US blue-chip stocks that are generally considered leaders within their respective industries.

PERFORMANCE OVERVIEW:
The Trust ended its fiscal year on October 31, 2006 with a 12-month return of 18.23% on net asset value as compared to the Dow Jones Industrial Average (the "Dow") return of 18.47%.

For the twelve month period ended October 31, 2006, the Dow rose 18.47%, extending the performance from the previous year. In the first half of the period, the Dow rose 10.24% as strong corporate profits and solid economic growth overcame rising interest rates, inflation fears, and high commodity prices. Volatility increased during the period as investors balanced these concerns with fears of a hard landing in the economy and concerns over new Federal Reserve Chairman Bernanke's ability to strike a balance between growth and inflation.

At the end of June the Federal Funds rate was increased to 5.25%, and has since paused at that level, while the Federal Reserve monitors the impact of the long, steady increase of the overnight rate. The markets received an additional boost in the second part of the year from falling energy prices. The Goldman Sachs Commodity(R) Index (GSCI), with its very heavy energy weighting, fell 19.31% in the three months ending October 31, 2006. This dramatic fall erased GSCI gains earlier in the year, and the index ended the year down 14.32%. Lower commodity prices helped to reduce some inflation concerns. In addition, some investors hoped the falling energy prices would help boost consumer confidence and spending. Consumer sentiment suffered during the year while the US housing market moved through its first correction in some time. The Dow rebounded from a slightly negative fiscal third quarter with a solid gain of 8.62% in the fiscal fourth quarter, ending the twelve months up 18.47%.

Telecommunications stocks in the Dow had the highest returns during the year. Several large mergers helped fuel gains in the sector. Energy stocks also posted strong gains despite the fall of energy prices late in the year. High prices during most of the year led to very strong earnings for Exxon Mobil. Healthcare stocks also performed well. In fact, only the Consumer Staples stocks managed less than a double digit gain, but still posted a respectable gain.

Gains were spread throughout the Dow, as twenty eight of the thirty names posted gains for the year. Many names posted strong double digit gains. AT&T Inc , Merck & Co. Inc. and McDonald's Corp. were a few of the strongest contributors during the year. AT&T benefited from mergers in the telecommunications sector, while Merck and McDonald's benefited from improved results.

The performance information presented does not reflect the deduction of taxes that a unitholder would pay on Trust distributions or the redemption of Trust units. Performance data quoted represents past performance and past performance does not guarantee future results. An investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

DIAMONDS TRUST, SERIES 1
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006

--------------------------------------------------------------------------------

COMMON STOCKS                                                  SHARES          VALUE
-----------------------------------------------------------------------------------------
3M Co. .....................................................  4,341,934    $  342,318,077
Alcoa, Inc. ................................................  4,341,934       125,525,312
Altria Group, Inc. .........................................  4,341,934       353,129,492
American Express Co. .......................................  4,341,934       251,007,205
American International Group, Inc. .........................  4,341,934       291,647,707
AT&T, Inc. .................................................  4,341,934       148,711,240
Boeing Co. .................................................  4,341,934       346,746,849
Caterpillar, Inc. ..........................................  4,341,934       263,598,813
Citigroup, Inc. ............................................  4,341,934       217,791,409
Coca-Cola Co. (The).........................................  4,341,934       202,855,156
Disney (Walt) Co. (The).....................................  4,341,934       136,597,244
Du Pont (E.I.) de Nemours...................................  4,341,934       198,860,577
Exxon Mobil Corp. ..........................................  4,341,934       310,100,926
General Electric Co. .......................................  4,341,934       152,445,303
General Motors Corp. .......................................  4,341,934       151,620,335
Hewlett-Packard Co. ........................................  4,341,934       168,206,523
Home Depot, Inc. ...........................................  4,341,934       162,084,396
Honeywell International, Inc. ..............................  4,341,934       182,882,260
Intel Corp. ................................................  4,341,934        92,656,872
International Business Machines Corp. ......................  4,341,934       400,890,766
Johnson & Johnson...........................................  4,341,934       292,646,352
JPMorgan Chase & Co. .......................................  4,341,934       205,981,349
McDonald's Corp. ...........................................  4,341,934       182,013,873
Merck & Co., Inc. ..........................................  4,341,934       197,210,642
Microsoft Corp. ............................................  4,341,934       124,656,925
Pfizer, Inc. ...............................................  4,341,934       115,712,541
Procter & Gamble Co. .......................................  4,341,934       275,235,196
United Technologies Corp. ..................................  4,341,934       285,351,903
Verizon Communications, Inc. ...............................  4,341,934       160,651,558
Wal-Mart Stores, Inc. ......................................  4,341,934       213,970,508
                                                                           --------------
Total Common Stocks -- (Cost $7,140,804,351)................               $6,553,107,309
                                                                           ==============

See accompanying notes to financial statements.

DIAMONDS TRUST, SERIES 1
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2006

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value.......................    $6,553,107,309
  Cash......................................................        11,833,239
  Receivable for DIAMONDS issued in-kind....................            22,743
  Dividends receivable......................................         6,124,585
                                                                --------------
TOTAL ASSETS................................................     6,571,087,876
                                                                --------------
LIABILITIES
  Income distribution payable...............................         7,883,043
  Accrued Trustee expense...................................           324,070
  Accrued expenses and other liabilities....................         3,262,880
                                                                --------------
TOTAL LIABILITIES...........................................        11,469,993
                                                                --------------
NET ASSETS..................................................    $6,559,617,883
                                                                ==============
NET ASSETS REPRESENTED BY:
  Paid in surplus...........................................     7,442,282,676
  Undistributed net investment income.......................         3,534,134
  Accumulated net realized loss on investments..............      (298,501,885)
  Net unrealized depreciation on investments................      (587,697,042)
                                                                --------------
NET ASSETS..................................................    $6,559,617,883
                                                                ==============
NET ASSET VALUE PER DIAMOND.................................           $120.69
UNITS OF FRACTIONAL UNDIVIDED INTEREST
  ("DIAMONDS") OUTSTANDING, UNLIMITED UNITS AUTHORIZED,
     $0.00 PAR VALUE........................................        54,349,200
                                                                --------------
COST OF INVESTMENTS.........................................    $7,140,804,351
                                                                ==============

See accompanying notes to financial statements.

DIAMONDS TRUST, SERIES 1
STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------

                                           FOR THE YEAR ENDED    FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                            OCTOBER 31, 2006      OCTOBER 31, 2005      OCTOBER 31, 2004
                                           ------------------    ------------------    ------------------
INVESTMENT INCOME
     Dividend income.....................    $  154,659,959        $ 177,120,908         $ 145,895,782
                                             --------------        -------------         -------------
EXPENSES:
     Trustee expense.....................         4,562,765            4,928,790             4,708,689
     Marketing expense...................         3,903,738            4,307,114             4,019,534
     DJIA license fee....................         2,555,000            2,655,783             3,750,004
     SEC registration fee................                --              324,223                73,883
     Legal and audit services............           100,378              149,889                89,900
     Printing and postage expense........           275,241              403,199                43,194
     Other expenses......................           109,678              120,310                   661
                                             --------------        -------------         -------------
Total expenses...........................        11,506,800           12,889,308            12,685,865
     Trustee earnings credit.............          (418,803)            (280,392)              (88,355)
                                             --------------        -------------         -------------
Net expenses after Trustee earnings
  credit.................................        11,087,997           12,608,916            12,597,510
                                             --------------        -------------         -------------
NET INVESTMENT INCOME....................       143,571,962          164,511,992           133,298,272
                                             --------------        -------------         -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
     Net realized gain on investment
       transactions......................       413,807,291          651,853,900           213,134,509
     Net change in unrealized
       appreciation (depreciation).......       517,345,427         (297,315,375)         (133,449,812)
                                             --------------        -------------         -------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS............................       931,152,718          354,538,525            79,684,697
                                             --------------        -------------         -------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.............................    $1,074,724,680        $ 519,050,517         $ 212,982,969
                                             ==============        =============         =============

See accompanying notes to financial statements.

DIAMONDS TRUST, SERIES 1
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                           FOR THE YEAR ENDED    FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                            OCTOBER 31, 2006      OCTOBER 31, 2005      OCTOBER 31, 2004
                                           ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS:
     Net investment income...............   $   143,571,962       $   164,511,992        $  133,298,272
     Net realized gain on investment
       transactions......................       413,807,291           651,853,900           213,134,509
     Net change in unrealized
       appreciation (depreciation).......       517,345,427          (297,315,375)         (133,449,812)
                                            ---------------       ---------------        --------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.............................     1,074,724,680           519,050,517           212,982,969
                                            ---------------       ---------------        --------------
UNDISTRIBUTED NET INVESTMENT INCOME
  INCLUDED IN PRICE OF UNITS ISSUED AND
  REDEEMED...............................        (1,800,594)           (2,410,446)           (1,282,877)
                                            ---------------       ---------------        --------------
DISTRIBUTIONS TO UNITHOLDERS FROM NET
  INVESTMENT INCOME......................      (141,435,357)         (168,178,022)         (130,617,261)
                                            ---------------       ---------------        --------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM ISSUANCE AND REDEMPTION OF
  DIAMONDS...............................    (1,781,857,294)       (1,129,366,247)        2,118,716,178
                                            ---------------       ---------------        --------------
NET INCREASE (DECREASE) IN NET ASSETS
  DURING PERIOD..........................      (850,368,565)         (780,904,198)        2,199,799,009
NET ASSETS AT BEGINNING OF YEAR..........     7,409,986,448         8,190,890,646         5,991,091,637
                                            ---------------       ---------------        --------------

NET ASSETS END OF YEAR*..................   $ 6,559,617,883       $ 7,409,986,448        $8,190,890,646
                                            ===============       ===============        ==============
*INCLUDES UNDISTRIBUTED NET INVESTMENT
  INCOME.................................   $     3,534,134       $     1,397,529        $    5,063,559
                                            ---------------       ---------------        --------------

See accompanying notes to financial statements.

DIAMONDS TRUST, SERIES 1
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A DIAMOND OUTSTANDING DURING THE YEAR

--------------------------------------------------------------------------------

                                       FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                          ENDED          ENDED          ENDED          ENDED          ENDED
                                         10/31/06       10/31/05       10/31/04       10/31/03       10/31/02
                                       ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF YEAR...   $   104.31     $   100.48     $    98.20     $    84.12     $    90.84
                                        ----------     ----------     ----------     ----------     ----------
INVESTMENT OPERATIONS:
    Net investment income(1).........         2.45           2.39(5)        1.94           1.91           1.73
    Net realized and unrealized gain
       (loss) on investments.........        16.37           3.91           2.28          14.06          (6.77)
                                        ----------     ----------     ----------     ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS.....        18.82           6.30           4.22          15.97          (5.04)
                                        ----------     ----------     ----------     ----------     ----------
UNDISTRIBUTED NET INVESTMENT INCOME
  INCLUDED IN PRICE OF UNITS ISSUED
  AND REDEEMED.......................        (0.03)         (0.03)          0.00(2)       (0.01)          0.00(2)
                                        ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS FROM:
    Net investment income............        (2.41)         (2.44)         (1.94)         (1.88)         (1.68)
                                        ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD.......   $   120.69     $   104.31     $   100.48     $    98.20     $    84.12
                                        ==========     ==========     ==========     ==========     ==========
TOTAL INVESTMENT RETURN(3)...........        18.23%          6.23%          4.27%         19.22%         (5.71)%
RATIOS AND SUPPLEMENTAL DATA
Ratios to average net assets:
    Net investment income............         2.21%          2.27%          1.89%          2.12%          1.85%
    Total expenses...................         0.18%          0.18%          0.18%          0.18%          0.18%
    Net expenses excluding trustee
       earnings credit...............         0.17%          0.17%          0.18%          0.18%          0.18%
    Net expenses excluding rebates,
       trustee earnings credit and
       waivers.......................         0.17%          0.17%          0.18%          0.18%          0.18%
Portfolio turnover rate(4)...........         0.01%          7.69%         13.88%          8.71%          0.26%
NET ASSET VALUE, END OF YEAR
  (000'S)............................   $6,559,618     $7,409,986     $8,190,891     $5,991,092     $4,118,076

--------------------------------------------------------------------------------
(1) Per share numbers have been calculated using the average shares method.

(2) Amount shown represents less than $0.005.

(3) Total returns do not reflect broker commission charges.

(4) Portfolio turnover ratio excludes securities received or delivered from processing creations or redemptions of DIAMONDS.

(5) Net investment income per unit reflects receipt of a one time dividend from a portfolio holding (Microsoft Corp.). The effect of this dividend amounted to $0.22 per share.

See accompanying notes to financial statements.

DIAMONDS TRUST, SERIES 1
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2006

--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION
DIAMONDS Trust, Series 1 (the "Trust") is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The Trust was created to provide investors with the opportunity to purchase units of beneficial interest in the Trust representing proportionate undivided interests in the portfolio of securities consisting of substantially all of the component common stocks, which comprise the Dow Jones Industrial Average (the "DJIA"). Each unit of fractional undivided interest in the Trust is referred to as a "DIAMOND". The Trust commenced operations on January 14, 1998 upon the initial issuance of 500,000 DIAMONDS (equivalent to ten "Creation Units" -- see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

SECURITY VALUATION
Portfolio securities are valued based on the closing sale price on the exchange which is deemed to be the principal market for the security, except for securities listed on the NASDAQ which are valued at the NASDAQ official closing price. If there is no closing sale price available or official closing price, valuation will be determined by the Trustee in good faith based on available information.

In September, 2006, Statements of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Trust's financial statements.

INVESTMENT RISK
The Trust invests in various investments which are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

INVESTMENT TRANSACTIONS
Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

DIAMONDS TRUST, SERIES 1
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
OCTOBER 31, 2006

--------------------------------------------------------------------------------

DISTRIBUTIONS TO UNITHOLDERS
The Trust declares and distributes dividends from net investment income to its unitholders monthly. The Trust will distribute net realized capital gains, if any, at least annually.

EQUALIZATION
The Trust follows the accounting practice known as "Equalization" by which a portion of the proceeds from sales and costs of reacquiring the Trust's units, equivalent on a per unit basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per unit is unaffected by sales or reacquisitions of the Trust's units.

FEDERAL INCOME TAX
The Trust has qualified and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, the Trust will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Trust will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for income equalization, in-kind transactions and losses deferred due to wash sales. Net investment income per DIAMOND calculations in the financial highlights for all years presented exclude these differences.

During the fiscal year ended October 31, 2006, the Trust reclassified $413,859,607 of non-taxable security gains realized in the in-kind redemption of Creation Units (Note 4) as an increase to paid in surplus in the Statements of Assets and Liabilities.

At October 31, 2006, the Trust had the following capital loss carryforwards which may be used to offset any net realized gains, expiring October 31:

2008..........................................   $  5,933,194
2010..........................................      2,065,467
2011..........................................     68,716,435
2012..........................................    221,460,585
2014..........................................         52,316

The tax character of distributions paid during the year ended October 31, 2006, 2005, and 2004 were as follows:

DISTRIBUTIONS PAID FROM:                                 2006           2005           2004
------------------------                             ------------   ------------   ------------
Ordinary Income...................................   $141,435,357   $168,178,022   $130,617,261

As of October 31, 2006, the components of distributable earnings (excluding unrealized appreciation (depreciation)) on a federal income tax basis were undistributed ordinary income of $11,417,177 and undistributed long term capital gain of $0.

DIAMONDS TRUST, SERIES 1
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
OCTOBER 31, 2006

--------------------------------------------------------------------------------

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications, if any, of FIN 48 and its impact on the Trust's financial statements has not yet been determined.

NOTE 3 -- TRANSACTIONS WITH THE TRUSTEE AND SPONSOR
In accordance with the Trust Agreement, State Street Bank and Trust Company (the "Trustee") maintains the Trust's accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust, and for adjusting the composition of the Trust's portfolio from time to time to conform to changes in the composition and/or weighting structure of the DJIA. For these services, the Trustee received a fee at the following annual rates for the fiscal year ended October 31, 2006:

NET ASSET VALUE OF THE TRUST                FEE AS A PERCENTAGE OF NET ASSET VALUE OF THE TRUST
----------------------------                ---------------------------------------------------
$0 - $499,999,999                           10/100 of 1% per annum plus or minus the Adjustment
                                            Amount
$500,000,000 - $2,499,999,999               8/100 of 1% per annum plus or minus the Adjustment
                                            Amount
$2,500,000,000 - and above                  6/100 of 1% per annum plus or minus the Adjustment
                                            Amount

The Adjustment Amount is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for creation and redemption of DIAMONDS and (b) the excess amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust. During the fiscal year ended October 31, 2006, the Adjustment Amount decreased the Trustee's fee by $359,776. The Adjustment Amount included a deficiency of net transaction fees from processing orders of $59,027 and a Trustee earning credit of $418,803.

Effective November 22, 2006, the Trustee has changed the method of computing the Adjustment Amount to the Trustee Fee such that all income earned with respect to the cash held for the benefit of the Trust is credited against the Trustee's Fee. In addition, during the period from December 1, 2006 through December 31, 2006, the Trustee will apply an incremental cash balance credits of approximately $375,000 (or less than $0.0003 per share per day, assuming 53 million outstanding shares) against its base fee. Such incremental credit will be calculated and applied on a daily basis for such period.

DIAMONDS TRUST, SERIES 1
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
OCTOBER 31, 2006

--------------------------------------------------------------------------------

PDR Services LLC (the "Sponsor", a wholly-owned subsidiary of the American Stock Exchange LLC) agreed to reimburse the Trust for, or assume, the ordinary operating expenses of the Trust which exceeded 18.00/100 of 1% per annum of the daily net asset value of the Trust. The amounts of such reimbursements by the Sponsor for the fiscal years ended October 31, 2004, October 31, 2005 and October 31, 2006 were $0.

Dow Jones & Company, Inc. ("Dow Jones"), the American Stock Exchange LLC (the "AMEX"), and PDR Services (the "Sponsor") and State Street Global Markets, LLC ("SSGM") have entered into a License Agreement pursuant to which certain Dow Jones marks may be used in connection with the Trust subject to the payment of license fees. SSGM is a subsidiary of the Trustee.

INDEMNIFICATIONS
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience the Trust expects the risk of loss to be remote.

NOTE 4 -- TRUST TRANSACTIONS IN DIAMONDS
Transactions in DIAMONDS were as follows.

                                                         YEAR ENDED OCTOBER 31, 2006
                                                        ------------------------------
                                                          DIAMONDS         AMOUNTS
                                                        ------------   ---------------
DIAMONDS sold.........................................   142,300,000   $15,848,129,501
DIAMONDS issued upon dividend reinvestment............        12,974         1,429,406
DIAMONDS redeemed.....................................  (159,000,000)  (17,633,216,795)
Net income equalization...............................            --         1,800,594
                                                        ------------   ---------------
Net Decrease..........................................   (16,687,026)  $(1,781,857,294)
                                                        ============   ===============

                                                         YEAR ENDED OCTOBER 31, 2005
                                                       -------------------------------
                                                         DIAMONDS         AMOUNTS
                                                       ------------   ----------------
DIAMONDS sold........................................   117,800,000   $ 12,383,980,226
DIAMONDS issued upon dividend reinvestment...........        16,090          1,702,587
DIAMONDS redeemed....................................  (128,300,000)   (13,517,459,506)
Net income equalization..............................            --          2,410,446
                                                       ------------   ----------------
Net Decrease.........................................   (10,483,910)  $ (1,129,366,247)
                                                       ============   ================

DIAMONDS TRUST, SERIES 1
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
OCTOBER 31, 2006

--------------------------------------------------------------------------------

                                                          YEAR ENDED OCTOBER 31, 2004
                                                         -----------------------------
                                                          DIAMONDS         AMOUNTS
                                                         -----------   ---------------
DIAMONDS sold..........................................   72,900,000   $ 7,485,525,585
DIAMONDS issued upon dividend reinvestment.............       11,705         1,201,305
DIAMONDS redeemed......................................  (52,400,000)   (5,369,293,589)
Net income equalization................................           --         1,282,877
                                                         -----------   ---------------
Net Increase...........................................   20,511,705   $ 2,118,716,178
                                                         ===========   ===============

Except for under the Trust's dividend reinvestment plan, DIAMONDS are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 DIAMONDS. Such transactions are only permitted on an in-kind basis, with a separate cash payment which is equivalent to the undistributed net investment income per DIAMOND (income equalization) and a balancing cash component to equate the transaction to the net asset value per unit of the Trust on the transaction date. A transaction fee of $1,000 is charged in connection with each creation or redemption of Creation Units through the DIAMONDS Clearing Process per Participating party per day, regardless of the number of Creation Units created or redeemed. Transaction fees are received by the Trustee and used to offset the expense of processing orders.

NOTE 5 -- INVESTMENT TRANSACTIONS
For the fiscal year ended October 31, 2006, the Trust had net in-kind contributions, net in-kind redemptions, purchases and sales of investment securities of $13,287,283,074, $11,504,484,973, $678,200 and $720,258,
respectively. At October 31, 2006, the cost of investments for federal income tax purposes was $7,141,078,239 accordingly, gross unrealized appreciation was $125,280,804, and gross unrealized depreciation was $713,251,734, resulting in net unrealized depreciation of $587,970,930.

DIAMONDS TRUST, SERIES 1
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------
To the Trustee and Unitholders of
DIAMONDS Trust, Series 1

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DIAMONDS Trust, Series 1 (the "Trust") at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trustee, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2006

DIAMONDS TRUST, SERIES 1
OTHER INFORMATION (UNAUDITED)
OCTOBER 31, 2006

--------------------------------------------------------------------------------

TAX INFORMATION
For Federal income tax purposes, the percentage of Trust ordinary distributions which qualify for the corporate dividends received deduction for the fiscal year ended October 31, 2006 is 100%.

For the fiscal year ended October 31, 2006, certain dividends paid by the Trust may be designated as qualified dividend income and subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2006 Form 1099-DIV.

                FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

                      BID/ASK PRICE(1) VS NET ASSET VALUE
                             AS OF OCTOBER 31, 2006

                                      CLOSING PRICE               CLOSING PRICE
                                        ABOVE NAV                   BELOW NAV
                                -------------------------   -------------------------
                                50-99    100-199    >200    50-99    100-199    >200
                                BASIS     BASIS    BASIS    BASIS     BASIS    BASIS
                                POINTS   POINTS    POINTS   POINTS   POINTS    POINTS
                                ------   -------   ------   ------   -------   ------
2006..........................    0         0        0        0         0        0
2005..........................    0         0        0        0         0        0
2004..........................    0         0        0        0         0        0
2003..........................    0         0        0        0         0        0
2002..........................    1         0        0        0         0        0

           COMPARISON OF TOTAL RETURNS BASED ON NAV AND BID/ASK PRICE

                            CUMULATIVE TOTAL RETURN

                                                      1 YEAR   5 YEAR   SINCE FIRST TRADE(2)
                                                      ------   ------   --------------------
Return Based on NAV.................................  18.23%   47.22%          79.52%
Return Based on Bid/Ask Price.......................  18.30%   47.37%          79.22%
DJIA................................................  18.47%   48.64%          82.07%

                          AVERAGE ANNUAL TOTAL RETURN

                                                      1 YEAR   5 YEAR   SINCE FIRST TRADE(2)
                                                      ------   ------   --------------------
Return Based on NAV.................................  18.23%    8.04%           6.89%
Return Based on Bid/Ask Price.......................  18.30%    8.07%           6.87%
DJIA................................................  18.47%    8.25%           7.05%

---------------

(1) Currently, the Bid/Ask Price is calculated based on the best bid and best offer on the AMEX at 4:00 p.m. However, prior to April 3, 2001, the calculation of the Bid/Ask Price was based on the midpoint of the best bid and best offer at the close of trading on the AMEX, ordinarily 4:15 p.m.

(2) The Trust commenced trading on the AMEX on January 20, 1998

DIAMONDS TRUST, SERIES 1

--------------------------------------------------------------------------------

SPONSOR
PDR Services LLC
c/o American Stock Exchange LLC
86 Trinity Place
New York, NY 10006

TRUSTEE
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR
ALPS Distributors, Inc.
1625 Broadway, Suite 2200
Denver, CO 80202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

LEGAL COUNSEL
Carter, Ledyard & Milburn
2 Wall Street
New York, NY 10005